Exhibit 99.2

FOR IMMEDIATE RELEASE

For more information contact:

Susan Martin, Media Contact

310-231-4142 or smartin@kbhome.com

Or

Katoiya Marshall, Investor Relations Contact

310-893-7446 or kmarshall@kbhome.com

KB Home Announces Proposed Concurrent Underwritten Public Offerings of Common Stock and Convertible Senior Notes of $250 million in the aggregate

LOS ANGELES (January 22, 2013) — KB Home (NYSE: KBH), one of the nation’s largest and most recognized homebuilders, today announced its intention, subject to market and other conditions, to commence concurrent underwritten public offerings of $100 million of its common stock (or up to $115 million if the underwriters exercise their option to purchase additional shares) and $150 million in aggregate principal amount of convertible senior notes due 2019 (or up to $172.5 million in aggregate principal amount of notes if the underwriters exercise their over-allotment option). Citigroup, Credit Suisse, BofA Merrill Lynch and Deutsche Bank Securities will act as joint book-running managers for the proposed offerings.

The senior notes will be convertible into shares of KB Home’s common stock. The interest rate, conversion rate, conversion price and certain other pricing terms of the senior notes will be determined at the time of pricing of the offering by KB Home and the underwriters. The convertible senior notes will be guaranteed on an unsecured basis by certain of KB Home’s subsidiaries that have guaranteed KB Home’s outstanding senior notes.

KB Home intends to use the net proceeds from both offerings for general corporate purposes, including without limitation land acquisition and development.

The concurrent offerings are being made pursuant to an effective shelf registration statement that KB Home has on file with the Securities and Exchange Commission (“SEC”). The common stock offering and the convertible senior notes offering are being conducted as separate public offerings by means of separate prospectus supplements, and neither the common stock offering nor the convertible senior notes offering will be conditioned upon consummation of the other. For each offering, copies of the prospectus supplement and accompanying prospectus describing the offering, when available, may be obtained by visiting EDGAR on the SEC’s website at www.sec.gov or by contacting Citigroup at the following address: c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, New York 11717 or by telephone at 1-800-831-9146 or by e-mail at batprospectusdept@citi.com, or Credit Suisse at the following address: Attention: Prospectus Department, One Madison Avenue, New York, New York 10010, e-mail: newyork.prospectus@credit-suisse.com or toll free at (800) 221-1037.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of such securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The proposed offerings are being made only by means of their respective prospectus supplements and accompanying prospectus.

About KB Home

KB Home is one of the largest and most recognized homebuilding companies in the United States. Since its founding in 1957, the company has built more than half a million quality homes. KB Home’s signature Built to Order™ approach lets each buyer customize their new home from lot location to floor plan and design features. In addition to meeting strict ENERGY STAR® guidelines, all KB homes are highly energy efficient to help lower monthly utility costs for homeowners, which the company demonstrates with its proprietary KB Home Energy Performance Guide® (EPG®). A leader in utilizing state-of-the-art sustainable building practices, KB Home was named the #1 Green Homebuilder in the most recent study by Calvert Investments and the #1 Homebuilder on FORTUNE magazine’s 2011 World’s Most Admired Companies list. Los Angeles-based KB Home was the first homebuilder listed on the New York Stock Exchange, and trades under the ticker symbol “KBH.”

Forward-Looking and Cautionary Statements

Certain matters discussed in this press release, including any statements that are predictive in nature or concern future market and economic conditions, business and prospects, our future financial and operational performance, or our future actions and their expected results are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on current expectations and projections about future events and are not guarantees of future performance. We do not have a specific policy or intent of updating or revising forward-looking statements. Actual events and results may differ materially from those expressed or forecasted in forward-looking statements due to a number of factors. The most important risk factors that could cause our actual performance and future events and actions to differ materially from such forward-looking statements include, but are not limited to the following: general economic, employment and business conditions; adverse market conditions, including an increased supply of unsold homes, declining home prices and greater foreclosure and short sale activity, among other things, that could result in, among other negative impacts on our consolidated financial statements, additional impairment or land option contract abandonment charges, lower revenues and operating and other losses; conditions in the capital, credit and financial markets (including mortgage lending standards, the availability of mortgage financing and mortgage foreclosure rates); material prices and availability; labor costs and availability; changes in interest rates; inflation; our debt level, including our ratio of debt to total capital, and our ability to adjust our debt level, maturity schedule and structure and to access the equity, credit, capital or other financial markets or other external financing sources, including raising capital through the public or private issuance of common stock, debt or other securities, and/or obtaining a credit or similar facility or project financing, on favorable terms; weak or declining consumer confidence, either generally or specifically with respect to purchasing homes; competition for home sales from other sellers of new and resale homes, including lenders and other sellers of homes obtained through foreclosures or short sales; weather conditions, significant natural disasters and other environmental factors; government actions, policies, programs and regulations directed at or affecting the housing market (including, but not limited to, the 2010 Dodd-Frank Wall Street Reform and Consumer Protection Act, tax credits, tax incentives and/or subsidies for home purchases, tax deductions for mortgage interest payments and property taxes, tax exemptions for profits on home sales, and programs intended to modify existing mortgage loans and to prevent mortgage foreclosures), the homebuilding industry, or construction activities; decisions by lawmakers on federal fiscal policies, including those relating to taxation and government spending; the availability and cost of land in desirable areas; our warranty claims experience with respect to homes previously delivered and actual warranty costs incurred; legal or regulatory proceedings or claims; our ability to use/realize the net deferred tax assets we have generated; our ability to successfully implement our current and planned product, geographic and market positioning (including, but not limited to, our efforts to expand our inventory base/pipeline with desirable land positions or interests at reasonable cost and to expand our community count, open additional new home communities for sales and sell higher-priced homes and more design options, and our operational and investment concentration in markets in California and Texas), revenue growth, asset optimization, asset activation, local field management and talent investment, and overhead and other cost management strategies and initiatives; consumer traffic to our new home communities and consumer interest in our product designs and offerings, particularly higher-income consumers; cancellations and our ability to realize our backlog by converting net orders to home deliveries; our home sales and delivery performance in key markets in California and Texas; the manner in which our homebuyers are offered and whether they are able to obtain mortgage loans and mortgage banking services, including from our preferred mortgage lender, Nationstar Mortgage LLC; the performance of Nationstar as our preferred mortgage lender; information technology failures and data security breaches; the possibility that the proposed offer and sale of our common stock will not close timely, or at all; the possibility that the proposed concurrent offer and sale of convertible notes will not close timely, or at all; and other events outside of our control. Please see our periodic reports and other filings with the SEC for a further discussion of these and other risks and uncertainties applicable to our business.

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